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                                                                   Exhibit 10.14



                            SHARE TRANSFER AGREEMENT

THIS AGREEMENT is made and entered into on this 9th day of June, 2006 by and between:-

(1) Yonghua Solar Power Investment Holding Ltd ("YONGHUA");

(2) Yongliang Solar Power Investment Holding Ltd ("YONGLIANG");

(3) Yongqiang Solar Power Investment Holding Ltd ("YONGQIANG");

(4) WHF Investment Co., Ltd ("WHF");

(5) Yongfa Solar Power Investment Holding Ltd ("YONGFA");

(6) YongGuan Solar Power Investment Holding Ltd ("YONGGUAN");

(7) Forever-brightness Investments Limited ("FOREVER");

(8) YongXing Solar Power Investment Holding Ltd ("YONGXING");

(9) Linyang Solar Power Investment Holding Ltd ("LINYANG"), together with all of the parties listed in (1) to (8) inclusive above, having their registered office at PO Box 173, Kingston Chambers, Road Town, Tortola, British Virgin Islands; and

(10) Sze Hiu Shun, an individual identified by Hong Kong passport number H01298365 and residing at FLAT 6A PO YANG MANSION TAIKOO SHING, HONG KONG.

Solarfun Power Holdings Co., Ltd. an exempted limited liability company incorporated and existing under the laws of the Cayman Islands, having its registered office at M&C Corporate Services Limited, Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands;


                                   WITNESSETH:

WHEREAS as at the date hereof, Linyang has issued 100 fully paid and non-assessable voting shares, each with par value of US$0.001 (the "LINYANG SHARES") to the persons ("CURRENT LINYANG SHAREHOLDERS") and in the amounts set forth in Schedule 1-1; and

WHEREAS certain of the Current Linyang Shareholders desire to sell a number of Linyang Shares as set forth herein and to the persons whose names appear in
Article 2 (each a "LINYANG TRANSFEREE");

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises hereinafter contained, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1 (DEFINITIONS)

"ENCUMBRANCE"
     means (a) any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, deed of trust, title retention, security interest or other encumbrance of any
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     kind securing, or conferring any priority of payment in respect of, any obligation of any Person, including any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security under applicable Law, (ii) any lease, sub-lease, occupancy agreement, easement or covenant granting a right of use or occupancy to any Person, (iii) any proxy, power of attorney, voting trust agreement, interest, option, right of first offer, negotiation or refusal or Transfer restriction in favor of any Person and (iv) any adverse claim as to title, possession or use.

ARTICLE 2 (SALE AND TRANSFER OF LINYANG SHARES)

2.1 On the date of this Agreement, Sze Hiu Shun hereby sells and transfers full legal and beneficial title to all of the 42.5 Linyang Shares registered in her name in Linyang's register of Members, free of all Encumbrances:-

     (i)   24.5 Linyang Shares to Yonghua;
     (ii)  12.5 Linyang Shares to WHF;
     (iii) 5 Linyang Shares to Yongfa; and
     (iv)  0.5 Linyang Shares to YongGuan.

2.2 On the date of this Agreement, Yongqiang hereby sells and transfers full legal and beneficial title to the following 1.5 Linyang Shares registered in Yongqiang's name in Linyang's register of Members, free of all Encumbrances:-

     (i)   1 Linyang Shares to Forever; and
     (ii)  0.5 Linyang Shares to YongXing;

2.3 On the date of this Agreement, Yongliang hereby sells and transfers full legal and beneficial title to the following 1.5 Linyang Shares registered in Yongliang's name in Linyang's register of Members, free of all Encumbrances:-

     (i)   1 Linyang Shares to YongQiang; and
     (ii)  0.5 Linyang Shares to YongXing.

2.4 Sze Hiu Shun, Yongqiang and Yongliang, the Linyang Transferees and Linyang each agree to execute and deliver separate share transfer forms substantially in the form set out in Schedule 2, together with such other documents as may need to be signed in connection with the aforementioned transfers;

2.5 Linyang hereby confirms that prior to the date of this Agreement, no share certificates have been issued by Linyang in respect of the Linyang Shares.

2.6 Sze Hiu Shun, Yongqiang and Yongliang agree with each Linyang Transferee, to procure that Linyang's directors pass resolutions forthwith to approve the share transfers set forth in Article 1.1 and that Linyang updates its register of members to reflect such transfers. The shareholding structure of Linyang immediately following the share transfer contemplated in this
     Article 2 is set for in Schedule 1-2.

                                       2
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ARTICLE 3 (CONSIDERATION)

3.1 Each of Yonghua, WHF, Yongfa and YongGuan hereby agree to pay to Sze Hiu Shun on the date hereof, RMB758,847 per Linyang Share transferred in accordance with Article 2.1.

3.2 Each of Forever, Yongxing hereby agree to pay to Yongqiang on the date hereof, RMB758,847 per Linyang Share transferred in accordance with Article 2.2.

3.3 YongXing and Yongqiang hereby agree to pay to Yongliang on the date hereof, RMB758,847 per Linyang Share transferred in accordance with Article 2.3.

3.4 Sze Hiu Shun, Yonghua, WHF, Yongfa, Yongliang, Forever, Yongxing, Yongqiang and YongGuan each agree that the payment obligations referred to in this
     Article 3 shall be several and not joint. Parties further agree that the transfer price for the Linyang Shares may be paid in Renminbi or equivalent amount in other currencies.

ARTICLE 4 (EXPENSES)

Each party shall be responsible for any and all expenses incurred by such party in connection with the execution, delivery and performance of this Agreement.

ARTICLE 5 (NON-ASSIGNABILITY)

No party may assign, pledge, transfer or otherwise dispose of any right or delegate its duty under this Agreement without prior written consents of all the other parties hereto.

ARTICLE 6 (ENTIRE AGREEMENT)

This Agreement constitutes the entire and only agreement between the parties hereto with respect to the sale and purchase of the Linyang Shares and supersedes, cancels and annuls all prior or contemporaneous agreements, understandings, negotiations or communications between the parties hereto relating to the subject matter hereof.

ARTICLE 7 (GOVERNING LAW AND JURISDICTION)

This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the Cayman Islands.

ARTICLE 8 (AMENDMENT)

This Agreement and its terms may not be amended, supplemented, waived or modified orally, but only by an instrument in writing signed by all the parties hereto.

ARTICLE 9 (COUNTERPARTS)

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement. This Agreement shall take effect only when all parties have executed and delivered it.

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ARTICLE 10 (HEADINGS)

The headings of this Agreement are for convenience of reference only and shall not define, modify or otherwise affect any of the provisions hereof.

                                       4
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement the day and year first above written.



                                    LINYANG SOLAR POWER INVESTMENT HOLDING LTD


                              By:   /s/ Yonghua Lu
                                    --------------------------------------------
                              Name:
                                    a duly authorised signatory



                                    YONGHUA SOLAR POWER INVESTMENT HOLDING LTD


                              By:   /s/ Yonghua Lu
                                    --------------------------------------------
                              Name:
                                    a duly authorised signatory



                                    YONGLIANG SOLAR POWER INVESTMENT HOLDING LTD


                              By:   /s/ Yongliang Gu
                                    --------------------------------------------
                              Name:
                                    a duly authorised signatory



                                    YONGQIANG SOLAR POWER INVESTMENT HOLDING LTD


                              By:   /s/ Rongqiang Cui
                                    --------------------------------------------
                              Name:
                                    a duly authorised signatory



                                    WHF INVESTMENT CO., LTD


                              By:   /s/ Hanfei Wang
                                    --------------------------------------------
                              Name:
                                    a duly authorised signatory



                                    YONGFA SOLAR POWER INVESTMENT HOLDING LTD


                              By:   /s/ Haijuan Yu
                                    --------------------------------------------
                              Name:
                                    a duly authorised signatory

                                       5
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                                    YONGGUAN SOLAR POWER INVESTMENT HOLDING LTD


                              By:   /s/ Yuting Wang
                                    --------------------------------------------
                              Name:
                                    a duly authorised signatory



                                    FOREVER-BRIGHTNESS INVESTMENTS LIMITED


                              By:   /s/ Min Cao
                                    --------------------------------------------
                              Name:
                                    a duly authorised signatory



                              Name: Sze Hiu Shun
                                    --------------------------------------------
                                    SZE HIU SHUN



                                    YONGXING SOLAR POWER INVESTMENT HOLDING LTD


                              By:   /s/ Xingxue Tong
                                    --------------------------------------------
                              Name:
                                    a duly authorised signatory

                                       6